PRELIMINARY COPY - For Information of the Securities and Exchange Commission
Only

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                       ________________________________

                       Rule 13e-3 Transaction Statement

                       (Pursuant to Section 13(e) of the
                       Securities Exchange Act of 1934)

                       ________________________________

         PRUDENTIAL-BACHE/A.G. SPANOS GENESIS INCOME PARTNERS L.P., I
                             (Name of the Issuer)


                    A.G. SPANOS RESIDENTIAL PARTNERS-86, A
                        CALIFORNIA LIMITED PARTNERSHIP
                     (Name of Person(s) Filing Statement)

               Depository Units of Limited Partnership Interest
                        (Title of Class of Securities)

                                      N/A
                  -------------------------------------------
                     (CUSIP Number of Class of Securities)

                             Ralph C. Walker, Esq.
                      Orrick, Herrington & Sutcliffe LLP
                              400 Sansome Street
                           San Francisco, CA  94111
                                (415) 392-1122
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
            Communications on Behalf of Person(s) Filing Statement)


          This statement is filed in connection with (check the appropriate box):

a.         [X]     The filing of solicitation materials or an
                   information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the
                   Securities Exchange Act of 1934.

b.         [_]     The filing of a registration statement under the
                   Securities Act of 1933.

c.         [_]     A tender offer.

d.         [_]     None of the above.

Check the following box if the soliciting materials or information statement
referred to in checking box (a) are preliminary copies:    [X]


                           Calculation of Filing Fee

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Transaction valuation (1)                Amount of filing fee (1)
---------------------                    --------------------

     $20,560,000                              $4,112

--------------------------------------------------------------------------------

     (1) Pursuant to Section 13(e)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 0-11 thereunder, the transaction valuation is $20,560,000, the aggregate distribution to be paid to limited partners pursuant to the sale of substantially all the assets and subsequent liquidation of Prudential-Bache/A.G Spanos Genesis Income Partners L.P., I (the "Partnership"), the transaction which is the subject of this Statement. The filing fee is 1/50 of 1% of such transaction valuation. Pursuant to Rule 0-11, this fee constitutes the filing fee for this transaction for purposes of both this Statement and the preliminary consent solicitation statement filed pursuant to Rule 14a-6 under the Exchange Act and incorporated herein.

     [_] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:

     Form or Registration No.:

     Filing Party:

     Date Filed:

          This Rule 13e-3 Transaction Statement (the "Statement") relates to (i) the sale of substantially all of the assets of the Partnership in a public auction (the "Auction"), (ii) the amendment of the Amended and Restated Agreement of Limited Partnership of the Partnership to permit an affiliate of one of the general partners of the Partnership to bid for, and if successful to purchase, one or more of the Partnership's real properties (the "Amendment") and
(iii) the subsequent complete termination and liquidation of the Partnership (the "Plan of Liquidation") (collectively, the Auction, the Amendment and the Plan of Liquidation are referred to herein as the "Plan"). The Plan is being proposed by A.G. Spanos Residential Partners-86, A California Limited Partnership ("Spanos"), one of the general partners of the Partnership, in connection with, and pursuant to the terms of, a proposed settlement by Spanos and its affiliates (the "Settlement") of certain class action litigation (the "Litigation") now pending in the United States District Court for the Southern District of New York (the "Court"). The Settlement is set forth in a Stipulation of Settlement with Spanos Defendants (the "Settlement Agreement"), executed by plaintiffs in the Litigation and by Spanos and certain of its affiliates (the "Spanos Defendants").

          This Statement is being filed by Spanos concurrently with a Preliminary Consent Solicitation Statement (the "Preliminary Consent Solicitation Statement") filed pursuant to Regulation 14A under the Exchange Act, to be used in connection with the solicitation of written consents from the holders of Depository Units of the Partnership (the "Unitholders").

          Subject to the approval of the Unitholders and pursuant to the Settlement Agreement, the Partnership will engage Ernst & Young LLP, an independent national public accounting and consulting firm, to conduct the Auction. In the Settlement Agreement, Spanos has agreed that it or one or more of its affiliates will submit a preliminary bid for all of the Partnership's properties in an amount which will provide to the Partnership a gross cash price in excess of then-existing mortgage debt of at least $20,560,000, and will also submit individual bids for each of such properties in amounts such that the aggregate gross cash price in excess of existing mortgage debt for all of the properties is at least $20,560,000. The expenses of the Plan, which will be borne by the Partnership, are estimated to be $172,000.

          The cross reference sheet which follows is being supplied pursuant to General Instruction F to Schedule 13E-3 and indicates the location in the Preliminary Consent Solicitation Statement of the information required to be included in response to the Items of this Statement. The information in the Preliminary Consent Solicitation Statement is hereby expressly incorporated herein by reference. A copy of the Preliminary Consent Solicitation Statement is attached hereto as Exhibit (d)(3).

                             CROSS-REFERENCE SHEET

(The information contained in the Preliminary Consent Solicitation Statement is
    incorporated herein by reference pursuant to General Instruction F to
                                Schedule 13E-3)


SCHEDULE 13E-3      ITEM CAPTION IN SCHEDULE 13E-3; CAPTION
ITEM NUMBER         IN PRELIMINARY CONSENT SOLICITATION STATEMENT
--------------      -----------------------------------------------

     Item 1.        Issuer and Class of Security Subject to the Transaction
                    -------------------------------------------------------

     (a)            "INTRODUCTION"; "SUMMARY -- The Partnership".

     (b)            "INTRODUCTION"; "SUMMARY -- Record Date; Units Entitled to
                    Consent".

     (c) "MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS -- Market Prices".

     (d) "MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS -- Distributions to Unitholders".

     (e)            Not Applicable.

     (f)            Not Applicable.

     Item 2.        Identity and Background
                    -----------------------

     (a)-(d) This Statement is being filed by Spanos. Spanos has been a general partner of the Partnership since 1987, and itself is a limited partnership formed under the laws of California, the principal business of which is acting as a general partner of the Partnership. The principal executive offices of Spanos are located at 1341 West Robinhood Drive, Suite B-9, Stockton, CA 95207. The general partners of Spanos are AGS Financial Corporation, a California corporation, and A.G. Spanos Realty, Inc., a California corporation. The principal executive offices of both of such corporations are located at 1341 West Robinhood Drive, Suite B-9, Stockton, CA 95207.

     (e)-(f) During the last five years, neither Spanos nor either of the general partners of Spanos (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

     (g)            See response to (a)-(d) above.

     Item 3.        Past Contacts, Transactions or Negotiations
                    -------------------------------------------

     (a)(1) See the information contained in Note D to the audited financial statements of the Partnership contained in its Annual Report on Form 10-K for the year ended December 31, 1997, attached as Exhibit B to the Preliminary Consent Solicitation Statement and incorporated by reference therein.

        (2)         Not Applicable.

     (b)            "INTRODUCTION"; "SPECIAL FACTORS --Background of the Plan";
                    and "-- No Other Offers".

     Item 4.        Terms of the Transaction
                    ------------------------

     (a)            "INTRODUCTION"; "SPECIAL FACTORS --Background of the Plan";
                    "THE PLAN --Description of the Auction"; "-- Amendment to Partnership Agreement"; and "-- Liquidation".

     (b)            Not Applicable.

     Item 5.        Plans or Proposals of the Issuer or Affiliate
                    ---------------------------------------------

     (a)-(b)        "INTRODUCTION"; "SPECIAL FACTORS"; and "THE PLAN".

     (c)            Not Applicable.

     (d)-(g)        "INTRODUCTION"; "SPECIAL FACTORS"; and "THE PLAN".

     Item 6.        Source and Amounts of Funds or Other Consideration
                    --------------------------------------------------

     (a)            "THE PLAN -- Description of the Auction".

     (b) "THE PLAN -- Anticipated Results of Auction, Use of Proceeds and Cash Distributions".

     (c)-(d)        Not Applicable.

     Item 7.        Purpose(s), Alternatives, Reasons and Effects
                    ---------------------------------------------

     (a) The purpose of the Plan is to effect the termination of the Partnership and the sale of all of its Properties through a public Auction, in which an affiliate of Spanos will make specified Minimum Bids (or "floor bids"), but will not submit improved bids. This purpose is set forth in detail in the Preliminary Consent Solicitation Statement under the captions "INTRODUCTION", "SPECIAL FACTORS -- Background of the Plan" and "THE PLAN -- Description of the Auction".

     (b) Because of the context in which the Plan arose (i.e., the Litigation and the negotiations regarding the Settlement), Spanos did not consider any alternative means of accomplishing such purpose. Hence, this item is not applicable.

     (c) See the description of the history of the negotiations of the Settlement under "SPECIAL FACTORS -- Background of the Plan".

     (d)            "INTRODUCTION"; "SPECIAL FACTORS --Background of the Plan";
                    "-- Effects of the Plan"; "-- Disadvantages of the Plan"; "- -Advantages of the Plan"; "-- Failure to Approve the Plan"; "THE PLAN -- Anticipated Results of Auction, Use of Proceeds and Cash Distributions"; "FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN"; and "NO APPRAISAL RIGHTS".

     Item 8         Fairness of the Transaction
                    ---------------------------

     (a) "INTRODUCTION"; "SUMMARY -- The Plan --Recommendation of Spanos"; "SPECIAL FACTORS -- Background of the Plan"; and "-- Fairness of the Plan; Recommendation of Spanos". No director of either of the corporate general partners of Spanos dissented or abstained from voting with respect to the Plan.

     (b)            "INTRODUCTION"; "SPECIAL FACTORS --Background of the Plan";
                    "--Fairness of the Plan; Recommendation of Spanos"; "-- Disadvantages of the Plan"; "-- Advantages of the Plan" and "THE PLAN -- General".

     (c) "INTRODUCTION"; "SUMMARY -- Action by Written Consent -- Vote Required"; "SPECIAL FACTORS -- Vote Required to Approve the Plan"; and "THE PLAN -- General".

     (d)-(f)        Not Applicable.

     Item 9.        Reports, Opinions, Appraisals and Certain Negotiations
                    ------------------------------------------------------

     (a) "SPECIAL FACTORS -- Background of the Plan"; "-- Fairness of the Plan; Recommendation of Spanos"; "-- Disadvantages of the Plan"; and "THE PLAN -- General".

     (b)-(c)        Not Applicable.

     Item 10.       Interest in Securities of the Issuer
                    ------------------------------------

     (a) "SUMMARY -- Action by Written Consent -- Vote Required"; "-- Security Ownership and Voting of the General Partners"; and "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF".

     (b)            Not applicable.

     Item 11.       Contracts, Arrangements or Understandings with Respect to
                    ---------------------------------------------------------
                    the Issuer's Securities
                    -----------------------

                    "INTRODUCTION"; "SPECIAL FACTORS --Background of the Plan"; "THE PLAN --Amendment to Partnership Agreement".

     Item 12.       Present Intention and Recommendation of Certain Persons with
                    ------------------------------------------------------------
                    Regard to the Transaction
                    -------------------------

                    "INTRODUCTION".

     (a) "INTRODUCTION"; "SUMMARY -- Security Ownership and Voting of the General Partners"; and "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF".

     (b)            "INTRODUCTION"; "SUMMARY -- Recommendation of Spanos";
                    "SPECIAL FACTORS -- Background of the Plan"; and "-- Fairness of the Plan; Recommendation of Spanos".

                    Prudential-Bache Properties, Inc., the other general partner of the Partnership, makes no recommendation with respect to the Plan. See "INTRODUCTION" and "SUMMARY -- Recommendation of Spanos".

     Item 13.       Other Provisions of the Transaction
                    -----------------------------------

     (a) "INTRODUCTION"; "SUMMARY -- No Appraisal Rights"; and "NO APPRAISAL RIGHTS".

     (b)-(c)        Not Applicable.

     Item 14.       Financial Information
                    ---------------------

     (a) Audited financial statements of the Partnership for the two years ended December 31, 1997 contained in its Annual Report on Form 10-K for the year ended December 31, 1997, attached as Exhibit B to the Preliminary Consent Solicitation Statement and incorporated by reference therein.

     (b)            "PRO FORMA FINANCIAL INFORMATION".

     Item 15.       Persons and Assets Employed, Retained or Utilized
                    -------------------------------------------------

     (a)            "INTRODUCTION".

     (b)            "INTRODUCTION".

     Item 16.       Additional Information
                    ----------------------

                    Additional information concerning the Plan is set forth in the Preliminary Consent Solicitation Statement attached hereto as Exhibit (d)(3).

     Item 17.       Material to be Filed as Exhibits
                    --------------------------------

     (a)            Not Applicable.

     (b)            Not Applicable.

     (c)(1)         Stipulation of Settlement with Spanos Defendants.

     (d)(1)         Letter to Unitholders.

     (d)(2)         Notice of Consent Solicitation.

     (d)(3) Preliminary Statement Furnished in Connection with the Solicitation of Consents.

     (e)            Not Applicable.

     (f)            Not Applicable.

     (g)            Consent of Bowman & Company, independent auditors.

                                  SIGNATURES

          After due inquiry and to the best of their respective knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.

Dated:  April 7, 1998

                         A.G. SPANOS RESIDENTIAL PARTNERS-86, A CALIFORNIA LIMITED PARTNERSHIP


                         By: AGS FINANCIAL CORPORATION,
                              General Partner


                         By: /s/ Arthur J. Cole
                             ---------------------------
                              Arthur J. Cole, President


                         By: A.G. SPANOS REALTY, INC.,
                              General Partner


                         By: /s/ Arthur J. Cole
                             ---------------------------
                              Arthur J. Cole, Vice President

                          SCHEDULE 13E-3 EXHIBIT INDEX
                          ----------------------------


                                                        SEQUENTIAL
EXHIBIT        DESCRIPTION                              PAGE NUMBER
-------        -----------                              -----------

(c)(1)         Stipulation of Settlement with
               Spanos Defendants

(d)(1)         Letter to Unitholders

(d)(2)         Notice of Consent Solicitation

(d)(3)         Preliminary Statement Furnished
               in Connection with the Solicitation
               of Consents

(g)            Consent of Bowman & Company,
               Independent Auditors